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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No. ____ )

Filed by the Registrant	[X]
Filed by a Party other than the Registrant	[ ]

Check the appropriate box:
[X]	Preliminary Proxy Statement
[ ]	Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[ ]	Definitive Proxy Statement
[ ]	Definitive Additional Materials
[ ]	Soliciting Material Pursuant to §240.14a-12

GAM AVALON LANCELOT, LLC
(Name of Registrant as Specified in Its Charter)

_________________________________________________________________________________________
(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (check the appropriate box)

[X]	No fee required
[ ]	Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11

(1) Title of each class of securities to which transaction applies: _____________________________________

(2) Aggregate number of securities to which transaction applies: ____________________________________

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined): ________________________

(4) Proposed maximum aggregate value of transaction: ____________________________________________

(5) Total fee paid: ________________________________________________________________________

[   ]   Fee paid previously with preliminary materials.

[   ]   Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11 (a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1) Amount previously paid: ________________________________________________________________

(2) Form, Schedule or Registration Statement No.: ________________________________________________

(3) Filing Party: __________________________________________________________________________

(4) Date Filed: ___________________________________________________________________________

Proxy Statement

GAM AVALON LANCELOT, LLC

NOTICE OF SPECIAL MEETING OF MEMBERS

     To the members of GAM Avalon Lancelot, LLC (the “Fund”), a Delaware limited liability company, notice is hereby given of a special meeting (“Special Meeting”) of members of the Fund to be held on February 8, 2006, at 3:00 P.M., local time, at the offices of the Fund, on the 25th Floor, 135 East 57th Street, New York, New York 10022, for the following purposes:

     1.      To approve the proposed new investment advisory agreement between GAM USA Inc. (“GAM USA”) and the Fund;

     2.      To approve the proposed new sub-advisory agreement between GAM USA, as the investment adviser to the Fund, and GAM International Management Limited (“GIML”), to act as investment consultant and sub-adviser to the Fund; and

     3.      To transact such other business as may properly come before the Special Meeting or any adjournment or postponement thereof.

              Each member is invited to attend the Special Meeting in person. Only members holding limited liability interests in the Fund (“Units”) of record at the close of business on January 5, 2006 are entitled to receive notice of, and to vote at, the meeting. Whether or not you intend to be present at the Special Meeting, we urge you to fill in, sign, date and promptly return the enclosed proxy or use the toll-free telephone number on the proxy card to vote your Units.

              The Board of Directors of the Fund has unanimously approved the proposals and recommends that the members entitled to vote at the Special Meeting vote “FOR” the proposals.

By Order of the Board of Directors.

January [ ], 2006

By:
Name: Kenneth A. Dursht
Title: Secretary

PLEASE INDICATE YOUR VOTING INSTRUCTIONS ON THE ENCLOSED PROXY CARD. PLEASE DATE, SIGN AND RETURN THE PROXY CARD IN THE ENVELOPE PROVIDED, WHICH NEEDS NO POSTAGE IF MAILED IN THE UNITED STATES. PLEASE MAIL YOUR PROXY PROMPTLY IN ORDER TO AVOID THE ADDITIONAL EXPENSE OF FURTHER SOLICITATION. PLEASE SEE THE ENCLOSED PROXY CARD FOR ADDITIONAL VOTING OPTIONS.

IF YOUR UNITS ARE HELD IN THE NAME OF A BANK, BROKER OR OTHER HOLDER OF RECORD, YOU WILL RECEIVE INSTRUCTIONS THAT YOU MUST FOLLOW IN ORDER TO VOTE.

GAM AVALON LANCELOT, LLC

PROXY STATEMENT

Introduction

     This Proxy Statement and proxy are being furnished in connection with the solicitation of proxies on behalf of the Board of Directors of GAM Avalon Lancelot, LLC, a limited liability company formed under the laws of the State of Delaware (the “Fund”), for use at a special meeting of members of the Fund (the “Special Meeting”) to be held on February 8, 2006, at 3:00 P.M., local time, at the offices of the Fund on the 25th Floor, 135 East 57th Street, New York, New York 10022, and any adjournments or postponements thereof, for the purposes set forth in the accompanying Notice of Special Meeting of Members. This Proxy Statement and enclosed form of proxy are expected to be mailed to members of record commencing on or about January [ ], 2006.

     GAM USA Inc. (“GAM USA”), 135 East 57th Street, New York, New York 10022, serves as investment adviser to the Fund. GAM International Management Limited (“GIML”), 12 St. James’s Place, London, England SW1A 1NX, serves as investment consultant and sub-adviser with respect to the Fund. PFPC Inc., 103 Bellevue Parkway, Wilmington, DE 19809, is the Administrator of the Fund, and GAM Services Inc. (“GAM Services”), 135 East 57th Street, New York, New York 10022, is the selling agent of the Fund.

     Any proxy received in time for the Special Meeting will be voted as specified in such proxy. If no instructions are given, proxies will be voted FOR all of the matters specified in the proxy.

     The enclosed proxy is revocable by you at any time prior to the Special Meeting by submitting a written notice of revocation or subsequently executed proxy to the Secretary of the meeting. Signing and mailing the proxy will not affect your right to give a later proxy or to attend the Special Meeting and vote your limited liability interests in the Fund (“Units”) in person.

     The Fund may utilize the services of its officers, who will not receive any compensation therefore, to solicit proxies by telephone, by facsimile, by e-mail or in person. In addition, the Fund has retained InvestorConnect to assist in the solicitation of proxies for a fee estimated at $3,000 plus reimbursement of expenses. The Fund may also request brokers, custodians, nominees and fiduciaries to forward proxy material to the beneficial owners of shares of record. The cost of soliciting proxies will be paid by GAM USA.

     A COPY OF THE FUND’S MOST RECENT ANNUAL REPORT AND MOST RECENT SEMI-ANNUAL REPORT HAVE BEEN MAILED TO ALL MEMBERS OF RECORD AT THE CLOSE OF BUSINESS OF THE FUND’S FISCAL YEAR AND MOST RECENTLY ENDED SEMI-ANNUAL PERIOD. IF YOU WOULD LIKE TO RECEIVE ADDITIONAL COPIES OF ANY REPORT, PLEASE CONTACT THE FUND BY CALLING (888) 526-4262, OR WRITING TO 135 EAST 57th STREET, NEW YORK, NEW YORK 10022. ALL COPIES ARE PROVIDED FREE OF CHARGE.

     As of January 5, 2006, the date for determination of members entitled to receive notice of, and to vote at, the Special Meeting and any adjournments or postponements thereof, there were issued and outstanding approximately [ ] Units. These Units constituted all of the outstanding securities of the Fund as of January 5, 2006. Each member of the Fund shall be entitled to a number of votes equal to such member’s Fund percentage on January 5, 2006. A member’s Fund “percentage” as of any date means a percentage determined by dividing such member’s capital account in the Fund by the sum of the capital accounts of all the members of the Fund as of such date. The sum of all members’ Fund percentages equal 100%.

     To the knowledge of the Fund, no member(s) was/were the beneficial owner or owners of record of 5% or more of the Fund’s outstanding Units as of January 5, 2006:

     On January 5, 2006, the record date for determination of members entitled to receive notice of and to vote at the Special Meeting and any adjournments or postponements thereof, no director or officer of the Fund had a substantial interest, by security holding, either direct or indirect, in any matter to be acted upon. Each Unit is entitled to one vote at the Special Meeting with pro-rata voting rights for any fractional Units.

PROPOSAL 1: TO APPROVE THE PROPOSED NEW INVESTMENT ADVISORY AGREEMENT

     The first proposal to be submitted at the Special Meeting is to approve a new investment advisory agreement between GAM USA and the Fund (the “New Investment Advisory Agreement”). The form of the New Investment Advisory Agreement is attached hereto as Exhibit A.

     Under the New Investment Advisory Agreement, if approved by the members of the Fund, GAM USA will be appointed the investment adviser of the Fund, and will agree to provide investment management services relating to the management of the Fund. In the event that the New Investment Advisory Agreement is not approved by the members, the Board of Directors will consider alternate arrangements in respect of the management of the Fund’s assets.

     On September 5, 2005, UBS AG (“UBS”) and Julius Baer Holding Ltd. (“Julius Baer”) entered into a definitive sale and purchase agreement pursuant to which Julius Baer agreed to purchase from UBS (the “Transaction”) all issued and outstanding voting securities of GAM Holding AG, whose principal executive offices are located at Klausstr 10, 8008 Zurich, Switzerland (“GAM AG”), together with three private banks, Ehinger & Armand von Ernst AG, Ferrier Lullin & Cie. SA and Banco di Lugano SA, their subsidiaries, and certain other companies (collectively, the “Business”). The Transaction was completed on December 2, 2005. GAM USA is a direct, wholly-owned subsidiary of GAM AG, and GIML is a direct, wholly-owned subsidiary of GAM (U.K.) Limited, which in turn is a wholly-owned subsidiary of GAM AG. Upon the closing of the Transaction, each of GAM USA and GIML became indirect, wholly-owned subsidiaries of Julius Baer.

     Prior to the closing of the Transaction, investment advisory services were provided to the Fund pursuant to Section 3.4 of the Fund’s Limited Liability Company Agreement by and

between GAM USA and each of the members of the Fund, dated as of January 11, 2002, as amended and restated as of November 18, 2002 (the “Prior Investment Advisory Contract”).

     The Investment Company Act of 1940, as amended (the “1940 Act”), requires that an advisory agreement of an investment company provide for automatic termination of the agreement in the event of its “assignment” (as defined in the 1940 Act). A sale of a controlling block of an investment adviser’s voting securities generally is deemed to result in an assignment of the investment adviser’s advisory agreements. The closing of the Transaction constituted an indirect sale of a controlling block of voting securities of GAM USA, and resulted in the automatic termination of the Prior Investment Advisory Contract.

     To avoid disruption of the investment program of the Fund upon termination of the Prior Investment Advisory Contract and for the reasons discussed below, the Fund’s Board of Directors, including a majority of the Board of Directors who are not “interested persons” of the Fund or GAM USA as defined in the 1940 Act (the “Independent Directors”), approved at an in-person meeting held on November 9, 2005 (i) the re-appointment of GAM USA as investment adviser to the Fund, pursuant to a separate interim investment advisory agreement with respect to the Fund, which became effective as of the closing of the Transaction as an interim agreement as described in Rule 15a-4 under the 1940 Act (the “Interim Investment Advisory Agreement”) and (ii) the New Investment Advisory Agreement, subject to the approval of the members. Under the terms of the Interim Investment Advisory Agreement and in accordance with Rule 15a-4 of the 1940 Act, if the members fail to approve the New Investment Advisory Agreement prior to the date that is 150 days after the effective date of the Interim Investment Advisory Agreement, then the Interim Investment Advisory Agreement shall terminate in accordance with its terms and the Board of Directors shall consider alternate arrangements in respect of the management of the Fund’s assets.

Description of the Transaction.

     Pursuant to the terms of the Transaction and in consideration for the sale of the Business, Julius Baer agreed to pay to UBS a purchase price consisting of approximately CHF3.8 billion (approximately $2.9 billion as of December 1, 2005) in cash or cash equivalents, and such number of common shares of Julius Baer so as to ensure that UBS holds 21.5% of the share capital of Julius Baer immediately following the closing of the Transaction. The cash and cash equivalent component of the purchase price consists of (i) approximately CHF2.75 billion in cash, (ii) CHF200 million in dividends to be paid by certain of the acquired companies that are part of the Business, (iii) CHF225 million in non-cumulative and non-voting perpetual Tier 1 preferred securities to be issued by Julius Baer Capital, Guernsey, a wholly-owned subsidiary of Julius Baer and (iv) CHF625 million in senior debt instruments to be issued by Julius Baer and guaranteed by GAM AG. Part of the cash consideration agreed to be paid by Julius Baer to UBS at the closing of the Transaction consists of the proceeds of a “rights issue” of newly issued shares by Julius Baer to its existing shareholders conducted for the purpose of raising funds to pay for the acquisition. Subject to certain adjustments, the total value of the Transaction (based on the average price of Julius Baer common shares as of September 5, 2005) is approximately CHF5.6 billion (approximately $4.3 billion as of December 1, 2005).

     The Julius Baer group is one of Switzerland’s leading banking institutions and manages substantial assets for private and institutional clients from all over the world. The services offered by the Julius Baer group consist mainly of asset management and investment counseling, investment funds for private and institutional investors as well as securities brokerage and foreign exchange. Julius Baer, whose principal executive offices are at Bahnhofstrasse, 36, P.O. Box, CH-8010 Zurich, Switzerland, is majority-owned by Julius Baer Ltd., the holding company of the Julius Baer group. Prior to the closing of the Transaction, the asset management division of Julius Baer had approximately CHF90 billion (approximately $68.7 billion as of December 1, 2005) in assets under management, and after the closing of the Transaction, the combined assets under management of Julius Baer’s asset management division are expected to equal approximately CHF156 billion (approximately $119.1 billion as of December 1, 2005).

Section 15(f) of the 1940 Act.

     Section 15(f) of the 1940 Act provides in substance that when a sale of a controlling interest in an investment adviser occurs, the investment adviser or any of its affiliated persons may receive any amount or benefit in connection with the sale provided that two conditions are satisfied. The first condition of Section 15(f) is that during any three-year period following the consummation of a transaction, at least 75% of the investment company’s board of directors must not be “interested persons” (as defined in the 1940 Act) of the investment adviser or predecessor adviser. The Fund currently satisfies these conditions.

     Second, an “unfair burden” must not be imposed on the investment company as a result of the transaction relating to the sale of such interest, or any express or implied terms, conditions or understandings applicable thereto. The term “unfair burden” (as defined in the 1940 Act) includes any arrangement during the two-year period after the transaction whereby the investment adviser (or predecessor or successor adviser), or any “interested person” (as defined in the 1940 Act) of such an investment adviser, receives or is entitled to receive any compensation, directly or indirectly, from the investment company or its security holders (other than fees for bona fide investment advisory or other services) or from any person in connection with the purchase or sale of securities or other property to, from or on behalf of the investment company (other than bona fide ordinary compensation as principal underwriter for the investment company). The Board of Directors has not been informed of any circumstances arising from the Transaction that might result in an unfair burden being imposed on the Fund.

     The Interim Investment Advisory Agreement

     The Fund’s Interim Investment Advisory Agreement is in the form of an amendment to the Fund’s Limited Liability Company Agreement, and is substantially identical in all material respects to the Prior Investment Advisory Contract, except that the Interim Investment Advisory Agreement provides for (i) management fees to be paid into an interest-bearing escrow account, (ii) its automatic termination upon 150 days from its execution and (iii) its termination upon 10 calendar days’ written notice with the approval of a majority of the Board of Directors or by a vote of a majority of the outstanding Units. The Interim Investment Advisory Agreement provides for an aggregate fee to be paid to GAM USA that is calculated in the same manner as the compensation that was payable to GAM USA under the Prior Investment Advisory Contract.

If the New Investment Advisory Agreement is approved by the members of the Fund, the escrowed funds, including interest, will be paid to GAM USA. If the New Investment Advisory Agreement is not approved by the members of the Fund, GAM USA shall be entitled to an amount equal to the lesser of (i) its costs of performing its services during the interim period plus interest and (ii) the amount in the escrow account plus interest.

Expenses.

     Under the Interim Investment Advisory Agreement, the Fund bears all expenses incurred in the business of the Fund other than those specifically required to be borne by GAM USA pursuant to the Interim Investment Advisory Agreement.

Management Fees.

     The Interim Investment Advisory Agreement provides for a management fee to be paid by the Fund to GAM USA. The management fee is calculated in the same manner as the compensation that was payable by the Fund to GAM USA under the Prior Investment Advisory Contract. Under the Interim Investment Advisory Agreement, the Fund pays the monthly management fee to GAM USA at an annual rate of 2% of the value of each member’s capital account as of the first business day of each month, which amount shall be charged as of such date to the capital account of each member. The management fee is computed based on the capital account of each member as of the end of business on the last business day of each month, after adjustment for any subscriptions effective on such date and before giving effect to any repurchase of Units effective as of such date, and is due and payable in arrears within five business days after the end of the month.

Limitation of Liability of GAM USA.

     GAM USA, including any of its officers, directors, partners, members, principals, employees or agents shall not be liable to the Fund or to any of its members for any loss or damage occasioned by any act or omission in the performance of such person’s services under the Interim Investment Advisory Agreement, unless it shall be determined by final judicial decision on the merits from which there is no further right to appeal that such loss is due to an act or omission of such person constituting willful misfeasance, bad faith, gross negligence or reckless disregard of such person’s duties thereunder.

Provision of Services to Other Clients.

     The Interim Investment Advisory Agreement provides that GAM USA is not required to devote its full time to the affairs of the Fund, and that GAM USA and its members, directors, officers, employees and beneficial owners, may acquire, possess, manage, hypothecate and dispose of securities or other investment assets, and engage in any other investment transaction, for any account over which it or they exercise discretionary authority, including their own accounts, the accounts of their families, the account of any entity in which it or they have a beneficial interest or the accounts of others for whom they may provide investment advisory or other services, notwithstanding the fact that the Fund may have or may take a position of any kind or otherwise.

Term and Termination.

     The Interim Investment Advisory Agreement was approved by the affirmative vote of the Board of Directors, including a majority of the Independent Directors, at a meeting held on November 9, 2005, and will become effective as of the closing of the Transaction. The Interim Investment Advisory Agreement will terminate automatically in the event of its assignment, as such term is defined under the 1940 Act, and may be terminated by the Fund at any time without payment of any penalty upon not more than 10 calendar days’ written notice, with the approval of a majority of the Board of Directors or by vote of a majority of the outstanding Units (as defined by the 1940 Act). The Interim Investment Advisory Agreement provides that it shall continue in effect until the earlier of (i) 150 days after the date thereof, (ii) termination thereof for any reason by the Board of Directors or by the vote of a majority of the outstanding Units as described above or (iii) approval thereof by the Fund’s Board of Directors, including the Independent Directors, and a majority of the outstanding Units, of the New Investment Advisory Agreement.

GAM USA.

     GAM USA has its principal offices at 135 East 57th Street, New York, NY 10022. GAM USA is a direct, wholly-owned subsidiary of GAM AG. As discussed above, prior to the closing of the Transaction GAM AG was a direct, wholly-owned subsidiary of UBS. As a result of the Transaction GAM AG became a direct, wholly-owned subsidiary of Julius Baer and GAM USA became an indirect, wholly-owned subsidiary of Julius Baer. GAM USA is registered as an investment adviser under the Investment Advisers Act of 1940, as amended (the “Advisers Act”).

     The Directors and principal executive officers of GAM USA and their principal occupations are set forth below. Each Director and principal executive officer of GAM USA may be reached care of GAM USA Inc., 135 East 57th Street, New York, New York 10022.

Name and Position Held
with GAM USA	Principal Occupation

Joseph Gieger, Director	Director; Managing Director, Clients-Americas, GAM USA
Kenneth A. Dursht, Director	General Counsel and Secretary; also acts as General Counsel and
Secretary to the Fund
John Eapen	Treasurer
Joseph Cheung	Assistant Treasurer; also acts as Treasurer of the Fund
Jaime McPhee	Assistant Secretary; Chief Compliance Officer; also acts as Assistant
Secretary and Chief Compliance Officer to the Fund
Teresa B. Riggin, Director	Senior Vice President – Administration; also acts as Assistant Secretary of the Fund
James A. Abate	Investment Director, GAM USA
Nancy S. Andrews	Investment Manager, GAM USA

     GAM USA also serves as the investment adviser to other registered funds set forth in the table below:

Name of Fund	Investment	Net Assets of	Annual Rate of	Fees Waived
	Objective	Fund as at	Compensation	or Reduced
November 21,
2005 (thousands)

GAM American Focus	long-term capital	$46,666	1% of average net	Yes *
Equity	appreciation		asset value up to
and including $250
million, 0.85% of
average net asset
value greater than
$250 million up to
and including $750
million, and 0.75%
of average net asset
value greater than
$750 million

GAM Avalon	long-term capital	$18,536	2.0% of average net	Yes **
Galahad, LLC	appreciation		asset value

GAM Avalon Multi-	long-term capital	N/A	2.0% of average net	No
Strategy (TEI), LLC	appreciation		asset value
***

GAM Institutional	long-term capital	N/A	2.0% of average net	No
Multi-Strategy, LLC	appreciation		asset value
***

GAM Multi-Strategy	long-term capital	N/A	2.0% of average net	No
Investments, LLC ***	appreciation		asset value

     * GAM USA has voluntarily agreed to waive a portion of its management fee (0.10% per annum) during the fiscal year 2005 with respect to GAM American Focus Equity. On November 9, 2005 the Board of Directors of GAM American Focus Equity resolved to dissolve and liquidate GAM American Focus Equity, subject to approval by the shareholders of GAM American Focus Equity.

     ** GAM USA has voluntarily agreed to cap the total expenses of GAM Avalon Galahad, LLC at 2.75% of average net assets for the fiscal year ending March 31, 2006. During this period, GAM USA will reimburse GAM Avalon Galahad, LLC when necessary so that its total expenses, including management fee, custody and administrative fees, as well as other operating expenses and organizational/offering expenses, will not exceed 2.75% . If the expense ratio of GAM Avalon Galahad, LLC drops below 2.75% of average net assets on an annualized basis during this period, GAM USA will re-coup expenses it previously paid via a reimbursement from GAM Avalon Galahad, LLC. On November 9, 2005 the Board of Directors of GAM Avalon Galahad, LLC resolved to dissolve and liquidate GAM Avalon Galahad, LLC.

     *** None of GAM Avalon Multi-Strategy (TEI), LLC, GAM Institutional Multi-Strategy, LLC or GAM Multi-Strategy Investments, LLC have commenced operations as of the date hereof.

Payments to GAM Services.

     GAM Services serves as the distributor of the Units pursuant to a Selling Agent Agreement by and among GAM Services, GAM USA and the Fund (the “Distribution Agreement”). GAM Services is an indirect, wholly-owned subsidiary of UBS. Upon the closing of the Transaction, GAM Services became an indirect, wholly-owned subsidiary of Julius Baer and the Distribution Agreement automatically terminated as a result of its “assignment” (as defined in the 1940 Act). In anticipation of the Transaction, the Board of Directors at its November 9, 2005 meeting approved the adoption by the Fund, as of the closing of the Transaction, of a new Selling Agent Agreement (the “New Distribution Agreement”) with GAM Services containing substantially the same terms as those contained in the Distribution Agreement.

     Under the New Distribution Agreement, GAM Services will act as the distributor of the Units on a best efforts basis, subject to various conditions. The New Distribution Agreement may be terminated at any time upon 10 days’ written notice by any party thereto. The New Distribution Agreement will terminate automatically in the event of its “assignment” (as defined in the 1940 Act). Units may be purchased through GAM Services or through brokers or dealers that have entered into selling agreements with GAM Services. The Fund is not obligated to sell to a broker or dealer any Units that have not been placed with “Eligible Investors” that meet all applicable requirements to invest in the Fund. GAM Services is an affiliate of GAM USA and GIML.

Approval by the Board of Directors of the Interim Investment Advisory Agreement.

     In approving the Interim Investment Advisory Agreement at the in-person meeting of the Board of Directors held on November 9, 2005, the Fund’s Board of Directors, including a majority of the Independent Directors, considered a number of factors, including; the continuity of the current business and portfolio management of the Fund after the closing of the Transaction; the nature, extent and quality of services to be provided by GAM USA to the Fund; the investment performance of the Fund, and other factors. Each of the Directors indicated at the in-person meeting that they had previously received and read materials containing information provided by GAM USA relevant to their decision to approve (i) the Interim Investment Advisory Agreement and (ii) the New Investment Advisory Agreement. Each of the Directors also confirmed that they had received and reviewed a 15(c) report (the “Lipper Report”) prepared by Lipper Inc. (“Lipper”), as well as material provided by Julius Baer Investment Management LLC (“JBIM”), as requested by legal counsel for the Independent Directors.

     When considering the continuity of the current business and portfolio management of the Fund after the closing of the Transaction, the Board of Directors took into account the fact that GAM USA would remain a direct subsidiary of GAM AG, and that David M. Solo would continue to serve as Chief Executive Officer of GAM AG and would, in addition, become head of the combined asset management business of Julius Baer consisting of the business of GAM AG and JBIM. The Board of Directors also made note of the fact that GAM USA would continue to serve as investment adviser to the Fund, albeit as a subsidiary within the Julius Baer complex, and that the Fund would continue to be operated as a brand independent from the Julius Baer brand.

     The Board of Directors also noted that representatives of JBIM had affirmed that it was their understanding that it was presently contemplated that GAM USA would continue as a sister company of JBIM, retaining a separate registration as an investment adviser with the Securities and Exchange Commission (“SEC”), that the investment strategy of the Fund would not be affected by the Transaction, and that the senior management team of GAM USA and the Fund’s portfolio managers would remain in place, retaining full responsibility for all aspects of investment decision making and business development. Based on these representations, the Board of Directors determined that there would be a continuity of the current business and portfolio management of the Fund after completion of the Transaction.

     When considering the nature, extent and quality of the services to be provided by GAM USA to the Fund, the Board of Directors reviewed, among other things, the Lipper Report which compared Fund expenses, including those of advisers, administrators and custodians with a group of “peer funds” selected by Lipper on the basis of comparability, as well as with a broader expense universe that takes into account expenses within the investment classification/objective of the Fund. The Lipper Report also provided the Board of Directors with relative performance data of the Fund measured against the total return performance of what Lipper deemed to be similar funds and, also against a performance universe comprising all funds within the investment classification/objective of the Fund. Lipper noted that it had obtained performance data for other funds from their most recent SEC filings, which meant that performance ending data for the performance groupings and universe vary.

     The Board of Directors considered the in-house capability of GAM USA in terms of administration, research and trading capabilities, the professional qualifications and experience of the portfolio managers responsible for the direction of the Fund, and the regulatory compliance policies and procedures of GAM USA as a measure of the nature, extent and quality of the services provided by GAM USA. The Board of Directors also considered a report prepared by GAM USA showing the estimated aggregate revenues received by GAM USA for the Fund and the estimated related costs to GAM USA of the Fund as a business unit within GAM USA, as compared with the total revenues, costs, overhead, bonuses and taxes of GAM USA, as a measure of the cost of the services provided and the estimated profit realized by GAM USA from its relationship with the Fund. In addition, the Board of Directors also considered the financial condition of GAM USA.

     With respect to the Lipper Report, the Board of Directors noted that the Fund’s assets had increased to $176 million, and that while its performance was essentially flat for the year through March 31, 2005, it had been the second highest performer in the Lipper universe of 14 fund of hedge funds in the prior year.

     The Board of Directors also weighed the possible benefits that could be expected from the Transaction. These included the fact that the combined asset management business of GAM AG and Julius Baer would benefit the Fund’s investors by the consolidation of the legal & compliance departments of GAM USA and JBIM. In addition, the combination of GAM USA and Julius Baer offers the prospect of increasing the critical mass of staff, capital and resources and focus on the U.S. market available to support the Fund. The Board of Directors also considered the possibility that GAM USA’s position within the Julius Baer asset management practice will permit it to build upon its key competencies, processes, investment products and, possibly, allow it to leverage Julius Baer’s distribution network.

     The Board of Directors also considered, among other things, the regulatory history of JBIM as an investment adviser, as well as the absence of material litigation or administrative proceedings alleging violations of federal or state securities laws, and a certification by officers of JBIM that it has a compliance program in place that is in accordance with Rule 206(4)-7 under the Advisers Act, and that its compliance program is consistent with the standard set forth in Rule 38a-1 under the 1940 Act.

     Finally, the Board of Directors took note of the fact that the Fund will not bear the costs of the Transaction, including the costs of the proxy solicitation needed to seek approval of members of the New Investment Advisory Agreement or the cost of legal counsel to the Independent Directors.

     Based on all of these factors, the Board of Directors concluded that the adoption of the Interim Investment Advisory Agreement was in the best interests of the members of the Fund, and concluded that the terms of the Interim Investment Advisory Agreement are fair and reasonable to the members.

The New Investment Advisory Agreement.

     The New Investment Advisory Agreement is identical in all material respects to the Interim Investment Advisory Agreement, except that it does not provide for management fees to be paid into an interest-bearing escrow account, does not provide for its automatic termination upon 150 days from the date of its execution, and does not provide for termination upon 10 calendar days’ written notice with the approval of a majority of the Board of Directors or by a vote of a majority of the outstanding Units. In particular, the New Investment Advisory Agreement provides for an aggregate fee to be paid to GAM USA that is calculated in the same manner as the compensation that is payable to GAM USA by the Fund under the Interim Investment Advisory Agreement. Upon member approval, the New Investment Advisory Agreement shall continue in effect for consecutive terms of one year ending on each anniversary date of such approval, subject to approval annually by the Board of Directors of the Fund or by vote of a majority of the outstanding Units and also, in either event, by the vote, cast in person at a meeting called for the purpose of voting on such approval, of a majority of the Independent Directors. The New Investment Advisory Agreement will terminate automatically in the event of its assignment, and may be terminated by either party thereto without the payment of any penalty upon 60 days’ prior notice in writing to the other party; provided that, in the case of termination by the Fund, such action shall have been authorized by resolution of a majority of the Directors of the Fund in office at the time or by vote of a majority of the outstanding Units.

Approval by the Board of Directors of the New Investment Advisory Agreement.

     On November 9, 2005, the Board of Directors met in person for the purpose of reviewing the New Investment Advisory Agreement and approved, by majority vote, including the vote of a majority of the Independent Directors voting separately, the adoption of the New Investment Advisory Agreement, subject to the approval of the members. At the in-person meeting, the Board of Directors again considered the qualifications of GAM USA and the personnel who provide portfolio management services, as well as the several factors evaluated in connection with the approval of the Interim Investment Advisory Agreement described above and other factors relevant to their consideration. The Board of Directors also noted that the New Investment Advisory Agreement provides for an aggregate fee to be paid to GAM USA that is calculated in the same manner as the compensation that is payable to GAM USA by the Fund under the Interim Investment Advisory Agreement. Also at the November 9, 2005 meeting, the Board of Directors approved the calling of the Special Meeting for the purposes of obtaining the required member approvals of the New Investment Advisory Agreement.

     There are no arrangements or understandings in connection with the New Investment Advisory Agreement with respect to the composition of the Board of Directors of the Fund or GAM USA.

Member Approval of the New Investment Advisory Agreement.

     At the Special Meeting, the New Investment Advisory Agreement will be submitted for approval of the members of the Fund. Approval of the New Investment Advisory Agreement requires the affirmative vote of the holders of a majority of the outstanding Units. A majority of the outstanding Units is described under the 1940 Act as the lesser of (a) 67% or more of the Units present at a meeting if the holders of more than 50% of such Units are present in person or by proxy, or (b) more than 50% of the Fund’s outstanding Units.

     If the New Investment Advisory Agreement is approved by the members, such agreement will be effective as of the date of such approval. In the event that the New Investment Advisory Agreement is not approved by the members of the Fund, then the Board intends to terminate the Interim Investment Advisory Agreement in effect with respect to the Fund as quickly as is practicable under the circumstances, and to make alternative arrangements for the management of the investments of the Fund as it believes are appropriate and in the best interests of the members of the Fund.

THE BOARD OF DIRECTORS RECOMMENDS THAT THE MEMBERS OF THE FUND VOTE FOR THE PROPOSED NEW INVESTMENT ADVISORY AGREEMENT.

PROPOSAL TWO: TO APPROVE THE PROPOSED NEW SUB-ADVISORY AGREEMENT

     The second proposal to be submitted at the Special Meeting is to approve a proposed new sub-advisory agreement with respect to the Fund between GAM USA, as investment adviser, and

GIML, as investment consultant and sub-adviser (the “New Sub-Advisory Agreement”). The form of the New Sub-Advisory Agreement is attached hereto as Exhibit B.

     Under the New Sub-Advisory Agreement, if approved by the members of the Fund, GIML will be appointed the investment consultant and sub-adviser for the Fund. In the event that the New Sub-Advisory Agreement is not approved by the members of the Fund, the Board of Directors will consider alternate arrangements in respect of the management of the Fund’s assets.

     Prior to the closing of the Transaction, investment consultant and sub-advisory services will be provided to GAM USA with respect to the Fund by GIML pursuant to the current Investment Advisory Agreement between GAM USA and GIML dated as of January 1, 2001, as amended and restated as of January 23, 2002 (the “Prior Sub-Advisory Contract”). The Board of Directors is proposing the New Sub-Advisory Agreement for the Fund because the closing of the Transaction, discussed above, will constitute an indirect sale of a controlling block of voting securities of each of GAM USA and GIML, which will result in the automatic termination of the Prior Sub-Advisory Contract. GIML is a direct, wholly-owned subsidiary of GAM (U.K.) Limited, which in turn is a direct, wholly-owned subsidiary of GAM AG. As discussed above, all of the voting securities of GAM AG were sold by UBS to Julius Baer upon the closing of the Transaction, which resulted in GIML becoming an indirect, wholly-owned subsidiary of Julius Baer.

     To avoid disruption of the investment program of the Fund upon termination of the Prior Sub-Advisory Agreement and for the reasons discussed below, the Fund’s Board of Directors, including a majority of the Independent Directors, approved at the in-person meeting held on November 9, 2005 (i) the re-appointment of GIML as investment consultant and sub-adviser to the Fund, pursuant to a separate interim sub-advisory agreement with respect to the Fund that became effective as of the closing of the Transaction as an interim agreement as described in Rule 15a-4 under the 1940 Act (the “Interim Sub-Advisory Agreement”), and (ii) the New Sub-Advisory Agreement, subject to the approval of the members. Under the terms of the Interim Sub-Advisory Agreement and in accordance with Rule 15a-4 of the 1940 Act, if the members of the Fund fail to approve the New Sub-Advisory Agreement prior to the date that is 150 days after the effective date of the Interim Sub-Advisory Agreement, then the Interim Sub-Advisory Agreement will terminate in accordance with its terms and the Board of Directors shall consider alternate arrangements in respect of the management of the Fund’s assets.

The Interim Sub-Advisory Agreement

     The Interim Sub-Advisory Agreement is identical in all material respects to the Prior Sub-Advisory Agreement, except that the Interim Sub-Advisory Agreement provides for (i) management fees to be paid into an interest-bearing escrow account, (ii) its automatic termination upon 150 days from its execution, and (iii) its termination upon 10 calendar days’ written notice with the approval of a majority of the Board of Directors or by a vote of a majority of the outstanding Units. The Interim Sub-Advisory Agreement provides for an aggregate fee to be paid to GIML that is calculated in the same manner as the compensation that is payable to GIML under the Prior Sub-Advisory Agreement. If the New Sub-Advisory Agreement is approved by the members of the Fund, the escrowed funds (including interest) that is payable to

GIML pursuant to the Interim Sub-Advisory Agreement, will be paid to GIML. If the New Sub-Advisory Agreement is not approved by the members of the Fund, GIML shall be entitled to an amount equal to the lesser of (i) its costs of performing its services during the interim period plus interest and (ii) the amount in the escrow account (plus interest) that is due to GIML.

Expenses.

     Under the Interim Sub-Advisory Agreement, GIML pays all of its own costs and expenses including those for furnishing office space, office equipment, office personnel and office services as each may require in the performance of its duties under the Interim Sub-Advisory Agreement, provided that the Fund bears all expenses of its organization, operation and business not expressly assumed or agreed to be paid by GIML under the Interim Sub-Advisory Agreement.

Fees.

     As discussed above, GAM USA is the investment adviser to the Fund and receives a monthly management fee at an annual rate equal to 2% of the net assets of the Fund. GIML serves as investment consultant and sub-adviser to the Fund and receives 25% of the fees paid to GAM USA.

Limitation of Liability.

     GIML shall not, in the absence of negligence, default or breach of good faith on its part or on the part of its directors, officers, servants or agents, be liable for any act or omission in the course of or in connection with the services rendered by it under the Interim Sub-Advisory Agreement or for any decline in the value of the assets of the Fund or any loss whatsoever that may result from the performance of its duties thereunder.

Provision of Services to Other Clients.

     The Interim Sub-Advisory Agreement provides that the services of GIML are not exclusive and that GIML is free to render similar services to others so long as its services thereunder are not impaired thereby, and to retain for its own use and benefit all fees and other money payable thereby.

Term and Termination.

     The Interim Sub-Advisory Agreement was approved by the affirmative vote of the Board of Directors, including a majority of the Independent Directors, at a meeting held on November 9, 2005, and became effective as of the closing of the Transaction. The Interim Sub-Advisory Agreement will terminate automatically in the event of its assignment, as such term is defined under the 1940 Act, and may be terminated by the Fund at any time without payment of any penalty upon not more than 10 calendar days’ written notice, with the approval of a majority of the Board of Directors or by vote of a majority of the outstanding Units (as defined by the 1940 Act). The Interim Sub-Advisory Agreement provides that it shall continue in effect until the earlier of (i) 150 days after the date thereof, (ii) termination thereof for any reason by the Board of Directors or by the vote of a majority of the outstanding Units as described above, or (iii) approval by the Fund’s Board of Directors, including the Independent Directors, and a majority of the outstanding Units, of the New Sub-Advisory Agreement.

GIML.

     GIML has its principal offices at 12 St. James’s Place, London SW1A 1NX England. GIML is a direct, wholly-owned subsidiary of GAM (U.K.) Limited, which in turn is a direct, wholly-owned subsidiary of GAM AG. Prior to the closing of the Transaction, GAM AG was a direct, wholly-owned subsidiary of UBS. As a result of the Transaction, GAM AG became a direct, wholly-owned subsidiary of Julius Baer and GIML became an indirect, wholly-owned subsidiary of Julius Baer. GIML is registered as an investment adviser under the Advisers Act.

     The Directors and principal executive officers of GIML and their principal occupations are set forth below. Each Director and principal executive officer of GIML may be reached care of GAM International Management Limited, 12 St. James’s Place, London SW1A 1NX England.

Name and Position Held
with Investment Adviser	Principal Occupation

John Bennett, Director	Investment Director, GIML
Michael Bunker, Director	Investment Director, GIML
Jeffrey Ginsberg, Director	Director, Marketing, GIML
Gordon Grender, Director	Investment Director, GIML
Andrew Hanges, Chairman and	Investment Director, GIML; also acts as Director, Chairman and President
Director	of the Fund
Peter Kleeman, Director	Director, Consultant, GIML
Fiona Newlands	Head of UK Legal and Compliance, Chief Compliance Officer
David Smith, Director	Investment Director, GIML
Jeremy Smouha, Director	Investment Director, GIML
Andrew Wills, Director	GAM Group Head of Finance
Scott Sullivan, Director	Head of GAM Group Legal and Compliance

     GIML acts as investment adviser or investment consultant to other registered funds set forth in the table below:

Net Assets of
Name of Fund	Investment	Fund as of	Annual Rate of	Fees Waived
	Objective	November 21,	Compensation	or Reduced
2005 (thousands)

GAM International	long-term capital	$111,944	1% of average net	Yes*
Equity	appreciation		asset value up to
and including $500
million, 0.90% of
average net asset
value greater than
$500 million up to
and including $1
billion, and 0.85%
of average net asset
value greater than
$1 billion

GAM Asia-Pacific	long-term capital	$34,376	1% of average net	Yes*
Equity	appreciation		asset value up to
and including $500
million, 0.90% of
average net asset
value greater than
$500 million up to
and including $1
billion, and 0.85%
of average net asset
value greater than
$1 billion

GAM European	long-term capital	$34,247	1% of average net	Yes*
Equity	appreciation		asset value up to
and including $500
million, 0.90% of
average net asset
value greater than
$500 million up to
and including $1
billion, and 0.85%
of average net asset
value greater than
$1 billion

GAMerica	long-term capital	$55,419	1% of average net	Yes*
	appreciation		asset value up to
and including $250
million, 0.90% of
average net asset
value greater than
$250 million up to
and including $1
billion, and 0.85%
of average net asset
value greater than
$1 billion

GAM Avalon	long-term capital	$200,172	0.5% of average net	No
Lancelot, LLC	appreciation		asset value

GAM Avalon	long-term capital	$18,536	0.5% of average net	Yes**
Galahad, LLC	appreciation		asset value

GAM Avalon Multi-	long-term capital	N/A	2% of average net	No
Strategy (TEI), LLC	appreciation		asset value
***

GAM Institutional	long-term capital	N/A	2% of average net	No
Multi-Strategy, LLC	appreciation		asset value
***

GAM Multi-Strategy	long-term capital	N/A	2% of average net	No
Investments, LLC ***	appreciation		asset value

* GIML has voluntarily agreed to waive a portion of its advisory fee (0.10% per annum) during the fiscal year 2005 and 2006 with respect to GAM European Equity, GAM International Equity, GAM Asia-Pacific Equity and GAMerica.

** GAM USA has voluntarily agreed to cap the total expenses of GAM Avalon Galahad, LLC at 2.75% of average net assets for the fiscal year ending March 31, 2006. During this period, GAM USA will reimburse GAM Avalon Galahad, LLC when necessary so that its total expenses, including management fee, custody and administrative fees, as well as other operating expenses and organizational/offering expenses, will not exceed 2.75% . If the expense ratio of GAM Avalon Galahad, LLC drops below 2.75% of average net assets on an annualized basis during this period, GAM USA will re-coup expenses it previously paid via a reimbursement from GAM Avalon Galahad, LLC. On November 9, 2005 the Board of Directors resolved to dissolve and liquidate GAM Avalon Galahad, LLC.

*** None of GAM Avalon Multi-Strategy (TEI), LLC, GAM Multi-Strategy Investments, LLC or GAM Institutional Multi-Strategy, LLC have commenced operations as of the date hereof.

Approval by the Board of Directors of the Interim Sub-Advisory Agreement.

     In approving the Interim Sub-Advisory Agreement at the in-person meeting of the Board of Directors held on November 9, 2005, the Fund’s Board of Directors, including a majority of the Independent Directors, considered the same factors that they had considered in approving the Interim Investment Advisory Agreement for the Fund. Each Director indicated at the in-person meeting that he or she had previously received and read materials containing information provided by GIML relevant to their decision to approve (i) the Interim Sub-Advisory Agreement, and (ii) the New Sub-Advisory Agreement.

     When considering the continuity of the current business and portfolio management of the Fund after the closing of the Transaction, the Board of Directors took into account the fact that GIML would remain a direct subsidiary of GAM AG, and that David M. Solo would continue to serve as Chief Executive Officer of GAM AG and would, in addition, become head of the combined asset management business of Julius Baer consisting of the business of GAM AG and JBIM. The Board of Directors also made note of the fact that GIML would continue to serve as investment consultant and sub-adviser to the Fund, albeit as a subsidiary within the Julius Baer complex, and that the Fund would continue to be operated as a brand independent from the Julius Baer brand.

     The Board of Directors also noted that representatives of JBIM had affirmed that it was their understanding that it was presently contemplated that GIML would continue as a sister company of JBIM, that the investment strategy of the Fund would not be affected by the Transaction, and that the senior management team of GIML and the Fund’s portfolio managers would remain in place, retaining full responsibility for all aspects of investment decision making and business development. Based on these representations, the Board of Directors determined that there would be a continuity of the current business and portfolio management of the Fund after completion of the Transaction.

     When considering the nature, extent and quality of the services to be provided by GIML to the Fund, the Board of Directors reviewed, among other things, the Lipper Report which compared Fund expenses, including those of advisers, administrators and custodians with a group of “peer funds” selected by Lipper on the basis of comparability, as well as with a broader expense universe that takes into account expenses within the investment classification/objective of the Fund. The Lipper Report also provided the Board of Directors with relative performance data of the Fund measured against the total return performance of what Lipper deemed to be similar funds and, also against a performance universe comprising all funds within the investment classification/objective of the Fund. Lipper noted that it had obtained performance data for other funds from their most recent SEC filings, which meant that performance ending data for the performance groupings and universe vary.

     The Board of Directors considered the in-house capability of GIML in terms of administration, research and trading capabilities, the professional qualifications and experience of the portfolio managers responsible for the direction of the Fund, and the regulatory compliance policies and procedures of GIML as a measure of the nature, extent and quality of the services provided by GIML. The Board of Directors also considered a report prepared by GIML showing the estimated aggregate revenues received by GIML for the Fund and the estimated related costs to GIML of the Fund as a business unit within GIML, as compared with the total revenues, costs, overhead, bonuses and taxes of GIML, as a measure of the cost of the services provided and the estimated profit realized by GIML from its relationship with the Fund. In addition, the Board of Directors also reviewed the advisory fees paid by other clients of GIML and considered the financial condition of GIML.

     With respect to the Lipper Report, the Board of Directors noted that the Fund’s assets had increased to $176 million, and that while its performance was essentially flat for the year through March 31, 2005, it had been the second highest performer in the Lipper universe of 14 fund of hedge funds in the prior year.

     The Board of Directors also weighed the possible benefits that could be expected from the Transaction. These included the fact that the combined asset management business of GIML and Julius Baer would benefit the Fund’s investors by the consolidation of the legal & compliance departments of GIML and JBIM. In addition, the combination of GIML and Julius Baer offers the prospect of increasing the critical mass of staff, capital and resources and focus on the U.S. market available to support the Fund. The Board of Directors also considered the possibility that GIML’s position within the Julius Baer asset management practice will permit it to build upon its key competencies, processes, investment products and, possibly, allow it to leverage Julius Baer’s distribution network.

     The Board of Directors also considered, among other things, the regulatory history of JBIM as an investment adviser, as well as the absence of material litigation or administrative proceedings alleging violations of federal or state securities laws, and a certification by officers of JBIM that it has a compliance program in place that is in accordance with Rule 206(4)-7 under the Advisers Act, and that its compliance program is consistent with the standard set forth in Rule 38a-1 under the 1940 Act.

     Finally, the Board of Directors took note of the fact that the Fund will not bear the costs of the Transaction, including the costs of the proxy solicitation needed to seek approval of members of the new advisory agreements or the cost of legal counsel to the Independent Directors.

     Based on all of these factors, the Board of Directors concluded that the adoption of the Interim Sub-Advisory Agreement was in the best interests of the members of the Fund, and concluded that the terms of the Interim Sub-Advisory Agreement are fair and reasonable to the members.

The New Sub-Advisory Agreement.

     The New Sub-Advisory Agreement is identical in all material respects to the Interim Sub-Advisory Agreement, except that it does not provide for fees to be paid into an interest-bearing escrow account, does not provide for its automatic termination upon 150 days from the date of its execution, and does not provide for termination upon 10 calendar days’ written notice with the approval of a majority of the Board of Directors or by a vote of a majority of the outstanding Units. In particular, the New Sub-Advisory Agreement provides for an aggregate fee to be paid to GIML that is calculated in the same manner as the compensation that is payable to GIML under the Interim Sub-Advisory Agreement. Upon member approval, the New Sub-Advisory Agreement shall continue in effect for consecutive terms of one year ending on each anniversary date of such approval, subject to approval annually by the Board of Directors of the Fund or by vote of a majority of the outstanding Units and also, in either event, by the vote, cast in person at a meeting called for the purpose of voting on such approval, of a majority of the Independent Directors. The New Sub-Advisory Agreement will terminate automatically in the event of its assignment, and may be terminated by either party thereto without the payment of any penalty upon 60 days’ prior notice in writing to the other party; provided that, in the case of termination by the Fund, such action shall have been authorized by resolution of a majority of the Directors of the Fund in office at the time or by vote of a majority of the outstanding Units.

Approval by the Board of Directors of the New Sub-Advisory Agreement.

     On November 9, 2005, the Board of Directors met in-person for the purpose of reviewing the New Sub-Advisory Agreement and approved, by majority vote, including the vote of a majority of the Independent Directors voting separately, the adoption of the New Sub-Advisory Agreement, subject to the approval of the members. At the in-person meeting, the Board of Directors again considered the qualifications of GIML and the personnel who provide portfolio management services, as well as the several factors evaluated in connection with the approval of the Interim Sub-Advisory Agreement described above and other factors relevant to their consideration. The Board of Directors also noted that the New Sub-Advisory Agreement provides for an aggregate fee to be paid to GIML that is calculated in the same manner as the compensation that is payable to GIML under the Interim Sub-Advisory Agreement. Also at the November 9, 2005 meeting, the Board of Directors approved the calling of the Special Meeting for the purposes of obtaining the required member approval of the New Sub-Advisory Agreement.

     There are no arrangements or understandings in connection with the New Sub-Advisory Agreement with respect to the composition of the Board of Directors of the Fund, GAM USA or GIML.

Member Approval of the New Sub-Advisory Agreement.

     At the Special Meeting, the New Sub-Advisory Agreement will be submitted for approval of the members of the Fund. Approval of the New Sub-Advisory Agreement requires the affirmative vote of the holders of a majority of the outstanding Units. A majority of the outstanding Units is described under the 1940 Act as the lesser of (a) 67% or more of the Units present at a meeting if the holders of more than 50% of such Units are present in person or by proxy, or (b) more than 50% of the Fund’s outstanding Units.

     If the New Sub-Advisory Agreement is approved by the members, such agreement will be effective as of the date of such approval. In the event that the New Sub-Advisory Agreement is not approved by the members of the Fund, then the Board intends to terminate the Interim Sub-Advisory Agreement in effect with respect to the Fund as quickly as is practicable under the circumstances, and to make alternative arrangements for the management of the investments of the Fund as it believes are appropriate and in the best interests of the members of the Fund.

THE BOARD OF DIRECTORS RECOMMENDS THAT THE MEMBERS OF THE FUND VOTE FOR THE PROPOSED NEW SUB-ADVISORY AGREEMENT.

SUPPLEMENTAL INFORMATION

MEMBER PROPOSALS

     The Fund does not ordinarily hold annual meetings of members. Any member desiring to submit proposals for inclusion in a proxy statement for a subsequent meeting of members should send written proposals to the Fund at 135 East 57th Street, New York, NY 10022 Attention: Corporate Secretary. Any proposal should be received a reasonable time prior to the date of the meeting of members to be considered for inclusion in the materials for the meeting.

ADDITIONAL INFORMATION

     The presence in person or by proxy of the holders of a majority of the outstanding Units is required to constitute a quorum for the Special Meeting. In the event that a quorum is not present at the Special Meeting, or if a quorum is present but sufficient votes to approve a Proposal are not received, the persons named as proxies may propose one or more adjournments or postponements of the Special Meeting to permit further solicitation of proxies with respect to the Proposal. In determining whether to adjourn or postpone a Special Meeting, the following factors may be considered: the nature of the Proposal; the percentage of votes actually cast; the percentage of negative votes actually cast; the nature of any further solicitation; and the information to be provided to members with respect to the reasons for the solicitation. Any adjournment or postponement will require the affirmative vote of a majority of those Units represented at the Special Meeting in person or by proxy. A member vote may be taken on one or more of the Proposals or on any other matter that may properly come before a Special Meeting prior to any adjournment or postponement if sufficient votes have been received and it is otherwise appropriate. The persons named as proxies will vote those proxies that they are entitled to vote “FOR” any Proposal in favor of an adjournment and will vote those proxies required to be voted “AGAINST” any such Proposal against any adjournment or postponement.

     Approval of each Proposal will require the affirmative vote of a majority of the votes cast at the Special Meeting by the outstanding Units. For purposes of determining the presence of a quorum for transacting business at the Special Meeting, abstentions and broker “non-votes” (i.e., proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other persons entitled to vote Units on a particular matter with respect to which the brokers or nominees do not have discretionary power) will be treated as Units that are present but which have not been voted. For this reason, abstentions and broker non-votes will have the effect of a vote against the Proposal for purposes of obtaining the requisite approval of each Proposal.

OTHER MATTERS

     Management does not know of any matters to be presented at the Special Meeting other than those stated and described in this Proxy Statement. If any other business should come before the meeting, the proxies will vote thereon in accordance with their best judgment.

     If you cannot attend the Special Meeting in person, please complete and sign the enclosed proxy and return it in the envelope provided so that the Special Meeting may be held and action taken on the matters described herein with the greatest possible number of Units participating.

Dated: January [ ], 2006

     IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY. THEREFORE, MEMBERS WHO DO NOT EXPECT TO ATTEND THE SPECIAL MEETING IN PERSON ARE URGED TO COMPLETE, SIGN, DATE AND RETURN THE PROXY CARD IN THE ENCLOSED STAMPED ENVELOPE.

EXHIBIT A

New Investment Advisory Agreement

[Date]

GAM USA Inc.
135 East 57th Street
New York, New York 10022

Re:      New Appointment as Advisor to GAM Avalon Lancelot, LLC

Dear Sirs:

     We refer to (i) Section 3.4 of the Limited Liability Company Agreement relating to GAM Avalon Lancelot, LLC (the “Fund”) dated January 11, 2002 (amended and restated as of November 18, 2002) (the “LLC Agreement”), and (ii) our letter to you dated as of even date, pursuant to which you have been appointed, subject to the terms and conditions set forth therein, as the Advisor to the Fund on an interim basis (as described in Rule 15a-4 of the Investment Company Act of 1940 (the “1940 Act”)). All capitalized terms used but not defined herein shall have the meanings ascribed to them in the LLC Agreement.

     Pursuant to Section 3.4(a) of the LLC Agreement, the Fund hereby appoints you as the Advisor to the Fund to provide Advice and Management to the Fund, subject to the following terms and conditions:

     1.      Your appointment hereunder as Advisor to the Fund shall become effective as of the date (the “Effective Date”) on which this appointment has first been approved by (1) the Board of Directors of the Fund, including a majority of the Directors of the Fund who are not “interested persons” (as defined in the 1940 Act) of the Fund, and (2) the vote of a majority of the outstanding voting securities of the Fund.

     2.      Except as provided in this letter agreement, all terms and conditions of your appointment as Advisor to the Fund shall be as set forth in the LLC Agreement, and the terms of the LLC Agreement shall be deemed to be fully reinstated as of the Effective Date with respect to your appointment hereunder as Advisor to the Fund. In the event of any inconsistency between the terms of this letter agreement and the LLC Agreement, the terms of this letter agreement shall prevail.

     Please indicate your acceptance of the above terms and conditions by countersigning the enclosed copy of this letter and returning it to me at the above address.

Yours sincerely,

GAM Avalon Lancelot, LLC

By: ______________________
Name: ___________________
Title: _____________________

Acknowledged and agreed as of the date first above written:

GAM USA Inc.

By: ______________________
Name: ___________________
Title: _____________________

By: ______________________
Name: ___________________
Title: _____________________

EXHIBIT B

New Sub-Advisory Agreement

[Date]

GAM International Management Limited
12 St. James’s Place
SW1A INX
London, England

Re:	New Appointment as Investment Consultant and Sub-Adviser to GAM USA Inc. in
relation to GAM Avalon Lancelot, LLC

Dear Sirs:

     We refer to (i) the Investment Advisory Agreement (the “Investment Advisory Agreement”) dated January 1, 2001, as amended and restated on January 23, 2002, between GAM USA Inc. and you relating to GAM Avalon Lancelot, LLC (the “Fund”), and (ii) our letter to you dated as of even date, pursuant to which you have been appointed, subject to the terms and conditions set forth therein, as investment consultant and sub-adviser to GAM USA Inc. in relation to the Fund on an interim basis (as described in Rule 15a-4 of the Investment Company Act of 1940 (the “1940 Act”)). All capitalized terms used but not defined herein shall have the meanings ascribed to them in the Investment Advisory Agreement.

     The Fund hereby confirms your appointment as investment consultant and sub-adviser to GAM USA Inc. in relation to the Fund, subject to the following terms and conditions:

     1.      Your appointment hereunder as investment consultant and sub-adviser to GAM USA Inc. in relation to the Fund shall become effective with respect to the Fund as of the date (the “Effective Date”) on which this appointment has first been approved by (1) the Board of Directors of the Fund, including a majority of the Directors of the Fund who are not “interested persons” (as defined in the 1940 Act) of the Fund, and (2) the vote of a majority of the outstanding voting securities of the Fund.

     2.      Except as provided in this letter agreement, all terms and conditions of your appointment as investment consultant and sub-adviser to the Fund shall be as set forth in the Investment Advisory Agreement, and the terms of the Investment Advisory Agreement shall be deemed to be fully reinstated as of the Effective Date with respect to your appointment hereunder as investment consultant and sub-adviser to the Fund. In the event of any inconsistency between the terms of this letter agreement and the Investment Advisory Agreement, the terms of this letter agreement shall prevail.

     Please indicate your acceptance of the above terms and conditions by countersigning the enclosed copy of this letter and returning it to me at the above address.

Yours sincerely,

GAM USA Inc.

By: ______________________
Name: ___________________
Title: _____________________

Acknowledged and agreed as of the date first above written:

GAM International Management Limited

By: ______________________
Name: ___________________
Title: _____________________

GAM AVALON LANCELOT, LLC

PROXY

PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS FOR
SPECIAL MEETING TO BE HELD ON FEBRUARY 8, 2006

     The undersigned hereby appoints Joseph Cheung, Kenneth A. Dursht, and Teresa B. Riggin, or any of them, as the undersigned’s proxy or proxies, with full power of substitution, to vote all Units of membership interests of GAM Avalon Lancelot, LLC which the undersigned is entitled to vote at the Special Meeting of Stockholders to be held at 135 East 57th Street, 25th Floor, New York, New York, on February 8, 2006, at 3:00 p.m., local time, and any adjournments or postponements thereof, as fully as the undersigned could if personally present, upon the proposals set forth below, revoking any proxy or proxies heretofore given.

     The undersigned hereby instructs the proxies to vote in accordance with the instructions provided below with respect to the Proposals. The undersigned understands that if he or she does not provide an instruction, that the proxies will vote his or her shares in favor of each Proposal. The proxies will also vote on any other matter that may arise at the Special Meeting or any adjournments or postponements thereof, according to their best judgment.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF GAM AVALON LANCELOT, LLC, WHICH UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” EACH PROPOSAL.

     If you would like to vote over the phone or should have any questions regarding the proxy information, please call 800-820-2415 between the hours of 10:00 a.m. and 8:00 p.m., Eastern Time, Monday through Friday. Representatives will be happy to assist you through the voting process.

FOLD AND DETACH HERE

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THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE SPECIFICATIONS MADE BELOW, BUT IF NO CHOICES ARE INDICATED, THIS PROXY WILL BE VOTED FOR PROPOSALS 1 AND 2, AND IN THE DISCRETION OF THE PROXY HOLDER WITH RESPECT TO ANY OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE SPECIAL MEETING OR ANY ADJOURNMENTS OR POSTPONEMENTS THEREOF.

PLEASE VOTE BY CHECKING THE APPROPRIATE BOX AS IN THIS EXAMPLE   [X]

          Proposal 1:      To approve a new investment advisory agreement with respect to GAM Avalon Lancelot, LLC between GAM USA Inc., as investment adviser, and GAM Avalon Lancelot, LLC.

For	Against	Abstain

[ ]	[ ]	[ ]

          Proposal 2:      To approve a new sub-advisory agreement with respect to GAM Avalon Lancelot, LLC between GAM USA Inc., as investment adviser, and GAM International Management Limited, as investment consultant and sub-adviser to GAM Avalon Lancelot, LLC.

For	Against	Abstain

[ ]	[ ]	[ ]

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” EACH OF PROPOSALS 1 AND 2.

          Please mark, date, sign and mail your Proxy Card in the envelope provided as soon as possible.

Signature(s): ______________________	Date: _________

Signature(s): ______________________

Note:
Please sign exactly as your name or names appear on your account. For joint accounts, each owner should sign. When signing as executor, administrator, attorney, trustee, guardian, etc., please so indicate and give your full title. If signer is a corporation, please sign full name by a duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.